UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2025

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775-624-4817

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 2, 2025, GlobalTech Corporation (the “Company”, “we” and “us”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “December 2, 2025 Form 8-K”) to report the entry on November 25, 2025, into a Share Exchange Agreement (the “Exchange Agreement”), with 123 Investments Limited, a private company registered under the laws of England and Wales (“123 Investments”), and Stephen Buck and John Patrick Bywater, the shareholders of 123 Investments (the “Shareholders”). 123 Investments, through its subsidiaries, is an independent footwear company based in the United Kingdom, which operates a retail brick and mortar as well as e-commerce stores, and they have developed technology solutions to improve sales on e-commerce platforms which include a buyer’s application, and retail and online sales channels.

The transactions contemplated by the Exchange Agreement closed on December 15, 2025.

The Exchange Agreement is described and discussed in greater in the December 2, 2025 Form 8-K.

The information disclosed in Item 3.02 below is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information and disclosures set forth in Item 2.01 above are incorporated by reference into this Item 3.02 in their entirety.

Pursuant to the Exchange Agreement, the Shareholders exchanged 51% of the outstanding securities of 123 Investments (the “Exchange” and the “123 Investments Stock”) with the Company in consideration for the following, issuable pro rata with each Shareholder’s ownership of 123 Investments:

(i) 82,800 shares of newly designated shares of Series A Convertible Preferred Stock of the Company (the “Series A Preferred Stock”) issued at closing (the “Closing Series A Stock”), each having a deemed value of $100 (the “Agreed Value”).  A description of the terms of the Series A Preferred Stock is included under Item 5.03 of the December 2, 2025 Form 8-K and is incorporated herein by reference;

(ii) 750,000 shares of the Company’s common stock at closing (the “Closing Company Common Stock”, and together with the Closing Series A Stock, the “Closing Shares”);

(iii) up to an additional 9,200 shares of Series A Preferred Stock, issuable by the Company within seven days after the one-year anniversary of the Exchange if, and only if, the Shareholders have not defaulted in, or breached, any of their obligations, covenants or representations under the Exchange Agreement or the Shareholders Agreement entered into between 123 Investments, the Company and the Shareholders on November 25, 2025 (the “Holdback Shares”); and

(iv) the right to earn additional consideration of up to $1,000,000 (the “Earnout Consideration”) in the event that both (a) the total EBITDA of 123 Investments in the fiscal year ended December 31, 2026 is equal to or greater than 2.5 million GBP; and (b) the total net profit of 123 Investments in the fiscal year ended December 31, 2026 is equal to or greater than 1.0 million GBP, based on the financial statements of 123 Investments provided to the Company by February 28, 2027.  The Earnout Consideration may be paid, at the Company’s option, in cash or shares of Company common stock, with the total number of shares of Company common stock issuable to the Shareholders equal to the total amount of Earnout Consideration divided by the average closing price of the Company’s common stock on the last five trading days of calendar 2026, rounded up to the nearest whole share (the “Earnout Shares”).

The offer and sale of the Closing Series A Stock, the Closing Company Common Stock, the Holdback Shares (to the extent due and issued), and the Earnout Shares (to the extent due and issued), are intended to be exempt from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing offer, sales and planned issuances did not/will not involve a public offering, the recipients have confirmed that they are “accredited investors”, and the recipients have/will acquire the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. The securities are subject to transfer restrictions, and the securities will contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

In the event the Closing Series A Stock are converted in full and the Holdback Shares are issued in full, and are thereafter converted in full, a maximum of 4,600,000 shares of common stock of the Company would be issued.

2

Item 7.01. Regulation FD Disclosure.

On December 18, 2025, the Company published a press release announcing the closing of the transactions contemplated by the Exchange Agreement, among other things. A copy of the press release is included herewith as Exhibit 99.1 and the information in the press release is incorporated by reference into this Item 7.01.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

 (a) Financial Statements of Businesses Acquired

The financial statements of 123 Investments will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

Pro forma financial information relative to acquisition of 123 Investments will be filed no later than 71 calendar days after the date that this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1*	Press Release Dated December 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

Forward- Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 hereto contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled “Risk Factors” and elsewhere in our Annual Reports on Form 10-K and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer

Date: December 18, 2025

4